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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 28, 2002


                            SECURITY BIOMETRICS, INC.
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(Exact name of registrant as specified in its charter)


           NEVADA                       0-30711                  88-0209119
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)


1410 - 1030 WEST GEORGIA STREET, VANCOUVER, BC, CANADA     V6E 2Y3
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(Address of principal executive offices                    (Zip Code)

Registrant's telephone number, including area code:  (604)-609-7749
                                                   -----------------------------

                                 NOT APPLICABLE
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(Former name or former address, if changed since last report.)

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ITEM 2.  ACQUISITION OF ASSETS

On June 28, 2002, the Security Biometrics, Inc., through a wholly owned subsidiary ("SBTI") acquired one hundred per cent (100%) of the issued and outstanding shares of Datadesk Technologies, Inc. of Seattle Washington.

Datadesk was incorporated in the state of Washington on May 20, 1997. Over the last six years, Datadesk has become an award winning designer of specialty keyboards and printers. It is the portable printer, which if integrated with SBTI's signature biometric security solutions, provides a secure solution to the wireless delivery of biometrically signed pharmaceutical prescriptions directly from the doctor's office to the pharmacist, which presents the major impetus of this acquisition. Datadesk also is the. Datadesk specializes in designing and manufacturing specialty keyboards for Palm products, small fingers keyboards for children, modular key boards for left handed, or space sensitive applications, and ergonomic keyboards. With the introduction of SBTI's signature biometric security solutions, the merger with Datadesk provides a strong technical basis on which to build and market this biometric security solution and at the same time expand Datadesk to new markets.

The total acquisition price was the issuance of 10,999,591 shares of the Security Biometric, Inc. common stock. Also in conjunction with the purchase, the Company issued a 10% convertible debenture for $1,680,000 due June 30, 2003. Under this convertible debenture agreement, the debenture is convertible at $0.35 per share or 4.8 million shares. Of the $1,680,000 borrowed, $1,375,000 was used to repay Datadesk bank loans ($1,100,000), certain liabilities and closing costs. The Company has agreed to piggy-back the registration of the underlying securities if and when any further registration statements are filed by the Company. The acquisition price paid for Datadesk Communications, Inc by Security Biometrics, Inc. was the result of arm's length negotiations between the two parties.

Also conditional upon the acquisition of Datadesk was the employment of Datadesk's president, Mr. Robert Solomon. Under the Employment Agreement with Robert Solomon, Mr. Solomon is to paid $150,000 per year to June 28, 2005 plus bonuses. The bonuses are based on sales by Datadesk during year 2003, 2004 and 2005. Mr. Solomon also became a member of Security Biometrics, Inc.'s advisory board, and has agreed to act as the Company's chief technical officer. Upon Closing, Mr. Robert Solomon became a 3% shareholder of Security Biometrics, Inc.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     a)  Financial Statement of Business Acquired.

         In accordance with Item 7(a)(4) of Form 8-K, the Registrant will file the financial statements of the business acquired as required by Item 7(a)(1) within sixty days after the filing of this Report.


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     b)  Pro Forma Financial Information.

         In accordance with item 7(b)(2) of Form 8-K, the Registrant will file the pro forma financial information required by Item 7(b) within sixty days after the filing of this Report.


EXHIBITS

  EX-2.  Agreement and Plan of merger                                     Page 5
         dated as of June 28, 2002, by
         and among Security Biometrics,
         Inc., Datadesk Technologies,
         Inc., Edinburgh Investments
         LLC, and SBTI Acquisition
         Corporation.

 EX-10.  Employment Agreement between                                    Page 66
         Robert Solomon and Security
         Biometrics, Inc. dated June 28,
         2002.


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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       SECURITY BIOMETRICS, INC.
                                       -------------------------
                                             (Registrant)



Date   July 11, 2002                   By /s/ David Alexander
     -----------------------------        ---------------------------
                                           David Alexander
                                           Chief Financial Officer

                                           (Chief Accounting Officer and Duly
                                           Authorized Officer of the Registrant)


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